Exhibit 4.1

12345678

DRAFT

NEVADA

DH ENCHANTMENT INC

12345678

2,400

CUSIP: 25241A103

Abcdef

DRAFT

TWO THOUSAND FOUR HUNDRED AND 00/100***

DH ENCHANTMENT INC COMMON

DRAFT

08/16/2021

DH ENCHANTMENT INC

NV

• NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
• INCORPORATED UNDER THE LAWS OF THE STATE OF

NUMBER		SHARES

DRAFT

This Certifies that

DRAFT

Is the Record Holder of

Fully paid and non-assessable shares of

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature(s) of its duly authorized officer(s).

Dated:

CORPORATE SEAL ✶ CORPORATE SEAL ✶ CORPORATE SEAL

DRAFT

Countersigned by PACIFIC STOCK TRANSFER COMPANY
Las Vegas, Nevada

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT........................Custodian........................	
		(Cust)	(Minor)
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act..	
		(State)	

Additional abbreviations may also be used though not in the above list.

For value received, ________________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT EIN / SSN AND COST BASIS OF ASSIGNEE

NAME OF REGISTERED SHAREHOLDER

[ ]

____

PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE, OF NEW SHAREHOLDER(S)

____

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____*, Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

*Dated*______________________________

X____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY